LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND

June 1, 2000

Dear Shareholder,

During the six-month period ended April 30, 2000, J.P. Morgan Institutional Service Federal Money Market Fund posted a 2.68% return, in line with the 2.70% return of the Lipper Institutional U.S. Government Money Market Funds Average. The fund's current seven-day yield is 5.65%.

The fund maintained a stable net asset value of $1.00 over the period. On April 30, 2000, the net assets of the fund were approximately $39 million, while the assets of The Federal Money Market Portfolio, in which the fund invests, amounted to approximately $3.0 billion. Dividends of approximately $0.03 per share were paid from ordinary income.

This report includes a discussion with Mark Settles, the portfolio manager primarily responsible for The Federal Money Market Portfolio. In this interview, Mark talks about the events of the previous six months that had the greatest effect on the portfolio and discusses his investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated



--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS......1    GLOSSARY OF TERMS .............5
FUND PERFORMANCE ...............2    FUND FACTS AND HIGHLIGHTS......6
PORTFOLIO MANAGER Q&A ..........3    FINANCIAL STATEMENTS...........8
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes a fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over a specified time period, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                       TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                                  -------------------      -------------------------------------------
                                                  THREE        SIX         ONE         FIVE        SINCE
AS OF APRIL 30, 2000                              MONTHS       MONTHS      YEAR        YEARS*      INCEPTION*
---------------------------------------------------------------------      -------------------------------------------
J.P. Morgan Institutional Service Federal
   Money Market Fund                              1.36%        2.68%       5.11%       5.14%       4.65%
Lipper Institutional U.S. Government
   Money Market Funds Average**                   1.37%        2.70%       5.15%       5.24%       4.77%


AS OF MARCH 31, 2000
---------------------------------------------------------------------      -------------------------------------------
J.P. Morgan Institutional Service Federal
   Money Market Fund                              1.34%        2.64%       5.01%       5.14%       4.63%
Lipper Institutional U.S. Government
   Money Market Funds Average**                   1.35%        2.65%       5.06%       5.23%       4.76%


*REFLECTS PERFORMANCE OF THE J.P. MORGAN FEDERAL MONEY MARKET FUND FROM JANUARY 4, 1993 (COMMENCEMENT OF OPERATIONS), THROUGH NOVEMBER 5, 1997, THE J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND'S INCEPTION. THE PERFORMANCE FOR SUCH PERIOD REFLECTS THE DEDUCTION OF THE EXPENSES OF THE J.P. MORGAN FEDERAL MONEY MARKET FUND, WHICH WERE LOWER THAN THE EXPENSES OF THE FUND; THEREFORE, PERFORMANCE OF THE FUND FOR THIS PERIOD WOULD HAVE BEEN LOWER. THE FUND HAS PROVIDED A TOTAL RETURN OF 4.63% THROUGH APRIL 30, 2000. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TITLE ABOVE ARE CALCULATED FROM JANUARY 31, 1993, THE FIRST DATE WHEN DATA FROM THE FUND AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

**DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS INDICATED IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE SEVEN-DAY YIELD MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND THAN THE TOTAL RETURN QUOTATION.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with MARK SETTLES, vice president and member of the portfolio management team for The Federal Money Market Portfolio, in which the fund invests. Mark joined Morgan in 1994. He spent five years trading dollar- and euro-denominated fixed income products in our New York and London offices before coming to J.P. Morgan Investment Management. Prior to joining Morgan, he was a foreign exchange trader at The First National Bank of Chicago and a teacher of government at The Paideia School in Atlanta, Georgia. Mark holds a B.A. in Economics from Columbia University and a Masters of Management from Northwestern University. This interview was conducted on May 12, 2000, and reflects Mark's views on that date.

LET'S REVIEW THE PAST SIX MONTHS. IT'S BEEN AN INCREDIBLY TURBULENT PERIOD IN FIXED INCOME MARKETS. WHAT CAUSED IT?

MS: There were three main themes that dominated and destabilized fixed income markets during this period. The first was interest rates. The Federal Reserve Board has raised rates five times, in quarter point installments, since last June. The common perception is that it will continue to raise rates, perhaps substantially, by summer's end, in order to slow our economy and curb inflationary growth.

The second central theme was the government's announcement that it would use part of the budget surplus to retire much of its long-term debt, its first such effort in 70 years. This promise has been held to fairly aggressively. And, in fact, the Treasury recently affirmed its intention to retire $30 billion in debt this year. It was also announced that fewer auctions would be held in the future, thereby further reducing security supplies. This significant reduction in supply, coupled with strong investor demand, led to a decline in long-term yields, to the point where they are now less than short-term yields. In other words, we are experiencing a classic inverted yield curve, one that has driven many investors to chase Treasuries, or to sit out of the market altogether, at the expense of spread products.

The final major theme, although there were several minor ones, was speculation about whether the government would withdraw its support of the quasi-governmental housing agencies. Public comments suggesting this might happen caused gyrations in the credit markets. This said, we don't think a withdrawal of support would be politically digestible, particularly during an election year.

HOW DID THE PORTFOLIO PERFORM OVER THIS PERIOD?

MS: The portfolio benefited greatly from a significant concentration in floating rate notes, which are reset upward with each upward rate movement by the Fed. As we felt interest rates would continue to rise, we also maintained duration on the shorter end of the range during this period. This strategy paid off very well.

WHAT ABOUT THE MUCH ANTICIPATED, EVEN DREADED, TURNING OF THE NEW YEAR? DID Y2K END UP HAVING ANY EFFECT ON THE FIXED INCOME MARKETS?

MS: No, not really. It turned out to be a non-event, largely because of the extensive preparation for it that was undertaken by our government and the financial services community.

WE'VE HEARD A LOT ABOUT THE FLIGHT TO QUALITY, WHEN NERVOUS INTERNATIONAL INVESTORS SEEK TREASURIES AND OTHER DOMESTIC FIXED INCOME INVESTMENTS DURING TIMES OF TROUBLE. GIVEN THE VOLATILITY HERE LATELY, HAVE YOU SEEN ANY OF THE
REVERSE: A FLIGHT FROM QUALITY?

MS: No. International investors are big buyers of agency paper and so were justifiably nervous when questions arose about government guarantees that back these instruments. Extreme volatility in our equity markets didn't help matters. But, despite market turbulence, they have not withdrawn their capital, which is very good as it would aggravate an already problematical current account deficit.

HOW DO YOU SEE FIXED INCOME MARKETS AND THE OVERALL ECONOMY MOVING OVER THE NEXT 3-6 MONTHS?

MS: There's little doubt that the Fed will continue to raise rates until it sees some sign that the economy is slowing. When that will be, and how high rates will go in the meantime, is anyone's guess. For our part, we feel that rates will increase by 75 basis points, to 6.75%, by the end of the summer, thereby perpetuating the severe inversion in the yield curve that we've experienced for some time now. The economy will continue along on a brisk pace, but we feel that there will be a sequential slowing of growth as the year progresses. And, in fact, GDP growth slowed to 5.4% in the first quarter, down significantly from 7.5% in the fourth quarter of last year. We expect it will end the year at around 4.75% and slow further in 2001, although this number could change at any time given the volatility we've been experiencing lately.

Inflation will likely remain under control, but risks have risen. As measured by the Employment Cost Index, companies saw their labor costs rise 1.4% during the first quarter, the biggest jump in over 10 years. Elsewhere, the GDP price deflator, which tends to track inflation, grew by 2.7% during the first quarter, much higher than the 1.9% pace of the fourth quarter of 1999. So, we have some inflationary pressures building that may encourage the Fed to take more severe action than it has in the recent past.

IN LIGHT OF THE ABOVE, HOW ARE YOU POSITIONING THE FUND?

MS: We will maintain our current strategy of holding a significant concentration in floating rate notes and being defensive in our weighted average maturity. Rounding out the portfolio, we will also maintain our existing concentration in short-dated, overnight securities, while looking to buy opportunistically in the 1-year area. This barbell strategy has served the portfolio well since the Fed began raising rates last summer, and we see no reason to change it now.

GLOSSARY OF TERMS

AVERAGE MATURITY: The weighted average time to maturity of the entire portfolio with the weights equal to the percentage of the portfolio invested in each security (see Maturity).

CREDIT RATING: The rating assigned to a bond or note by independent rating agencies such as Standard & Poor's Corporation and Moody's Investors Service. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

CREDIT RISK: Financial risk that an obligation will not be paid and a loss will result.

LETTER OF CREDIT: Instrument or document issued by a bank guaranteeing the payment of a customer's drafts up to a stated amount and virtually eliminating the seller's risk.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement or expiration with no value or the date a security comes due and fully payable.

VARIABLE RATE DEMAND NOTE: Note representing borrowings that is payable on demand and that bears interest tied to a base money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

YIELD: Coupon rate of interest on a bond divided by the purchase price. As a bond's price falls, its yield rises and vice versa.

YIELD CURVE: A graph showing the term structure or level of interest rates ranging from the shortest to the longest maturities. The resulting curve shows if short-term interest rates are higher or lower than long-term rates. Normally, the longer the bond, the higher the yield it offers, resulting in a positive yield curve. An inverted yield curve can occur when there are supply/demand imbalances for various maturities, which results in short-term rates at higher levels than longer-term instruments.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.00% and a municipal is yielding 5.00%, the yield spread is 1.00% or 100 basis points.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Service Federal Money Market Fund seeks to provide high current income consistent with the preservation of capital and same-day liquidity. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/5/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/00
$38,992,833
--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/00
$3,045,250,192

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
MONTHLY
LONG-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00


EXPENSE RATIO
The fund's current annualized expense ratio of 0.45% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 2000

DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

   0-30 days 70.4%

   31-60 days 8.2%

   61-90 days 10.6%

   90+ days 10.8%

CURRENT 7-DAY YIELD
5.65%*

AVERAGE MATURITY
52 days

*YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE CURRENT 7-DAY YIELD WOULD HAVE BEEN LOWER. YIELDS REPRESENT PAST PERFORMANCE AND WILL FLUCTUATE.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investment in The Federal Money Market Portfolio
  ("Portfolio"), at value                          $39,210,212
Receivable for Expense Reimbursements                   14,109
Deferred Organization Expenses                           6,199
Prepaid Trustees' Fees                                      47
Prepaid Expenses and Other Assets                          111
                                                   -----------
    Total Assets                                    39,230,678
                                                   -----------
LIABILITIES
Dividends Payable to Shareholders                      194,708
Service Organization Fee Payable                         8,640
Shareholder Servicing Fee Payable                        1,728
Administrative Services Fee Payable                        868
Administration Fee Payable                                  36
Fund Services Fee Payable                                    8
Accrued Expenses                                        31,857
                                                   -----------
    Total Liabilities                                  237,845
                                                   -----------
NET ASSETS
Applicable to 38,997,230 Shares of Beneficial
  Interest Outstanding
  (par value $0.0001, unlimited shares
  authorized)                                      $38,992,833
                                                   ===========
Net Asset Value, Offering and Redemption Price
  Per Share                                              $1.00
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $38,997,230
Undistributed Net Investment Income                         27
Accumulated Net Realized Loss on Investment             (4,424)
                                                   -----------
    Net Assets                                     $38,992,833
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                   $504,354
Allocated Portfolio Expenses                                 (15,049)
                                                            --------
    Net Investment Income Allocated from
      Portfolio                                              489,305
FUND EXPENSES
Service Organization Fee                           $21,443
Transfer Agent Fees                                  8,463
Registration Fees                                    6,392
Professional Fees                                    5,619
Shareholder Servicing Fee                            4,289
Administrative Services Fee                          2,113
Amortization of Organization Expenses                1,228
Administration Fee                                      99
Fund Services Fee                                       92
Trustees' Fees and Expenses                             82
Miscellaneous                                       10,205
                                                   -------
    Total Fund Expenses                             60,025
Less: Reimbursement of Expenses                    (36,470)
                                                   -------
NET FUND EXPENSES                                             23,555
                                                            --------
NET INVESTMENT INCOME                                        465,750
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                       44
                                                            --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                $465,794
                                                            ========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE SIX    FOR THE FISCAL
                                                     MONTHS ENDED     YEAR ENDED
                                                    APRIL 30, 2000   OCTOBER 31,
                                                     (UNAUDITED)         1999
                                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                                $   465,750     $  1,301,867
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                              44           (4,361)
                                                     -----------     ------------
    Net Increase in Net Assets Resulting from
      Operations                                         465,794        1,297,506
                                                     -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (465,723)      (1,301,867)
Net Realized Gain                                             --              (80)
                                                     -----------     ------------
    Total Distributions to Shareholders                 (465,723)      (1,301,947)
                                                     -----------     ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (AT
  A CONSTANT $1.00 PER SHARE)
Proceeds from Shares of Beneficial Interest Sold      98,610,373      235,307,175
Reinvestment of Dividends and Distributions                8,652          328,005
Cost of Shares of Beneficial Interest Redeemed       (68,820,720)    (255,895,536)
                                                     -----------     ------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                   29,798,305      (20,260,356)
                                                     -----------     ------------
    Total Increase (Decrease) in Net Assets           29,798,376      (20,264,797)
NET ASSETS
Beginning of Period                                    9,194,457       29,459,254
                                                     -----------     ------------
End of Period (including undistributed net
  investment income of $27 and $0, respectively)     $38,992,833     $  9,194,457
                                                     ===========     ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                             FOR THE PERIOD
                                                       FOR THE                              NOVEMBER 5, 1997
                                                   SIX MONTHS ENDED     FOR THE FISCAL      (COMMENCEMENT OF
                                                    APRIL 30, 2000        YEAR ENDED       OPERATIONS) THROUGH
                                                     (UNAUDITED)       OCTOBER 31, 1999     OCTOBER 31, 1998
                                                   ----------------    ----------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   1.00            $   1.00             $   1.00
                                                       --------            --------             --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.0265              0.0460               0.0517
Net Realized Gain (Loss) on Investment                   0.0000(a)          (0.0000)(a)          (0.0000)(a)
                                                       --------            --------             --------
Total from Investment Operations                         0.0265              0.0460               0.0517
                                                       --------            --------             --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (0.0265)            (0.0460)             (0.0517)
Net Realized Gain                                            --             (0.0000)(a)               --
                                                       --------            --------             --------
Total Distributions to Shareholders                     (0.0265)            (0.0460)             (0.0517)
                                                       --------            --------             --------

NET ASSET VALUE, END OF PERIOD                         $   1.00            $   1.00             $   1.00
                                                       ========            ========             ========

RATIOS AND SUPPLEMENTAL DATA
Total Return                                               2.68%(b)            4.70%                5.24%(b)
Net Assets, End of Period (in thousands)               $ 38,993            $  9,194             $ 29,459
Ratio to Average Net Assets
  Net Expenses                                             0.45%(c)            0.45%                0.45%(c)
  Net Investment Income                                    5.42%(c)            4.54%                5.07%(c)
  Expenses without Reimbursement                           0.87%(c)            0.78%                1.32%(c)

------------------------
(a)   Less than $0.0001.

(b)   Not Annualized.

(c)   Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional Service Federal Money Market Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 5, 1997.

The fund invests all of its investable assets in The Federal Money Market Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (1% at April 30, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income and net realized capital gains, if any, are declared as dividends daily and paid monthly. Net short term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, and may be reflected in the fund's daily dividends. Substantially all the realized net long-term capital gains, if any, are declared and paid annually, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the fund.

   d) The fund incurred organization expenses in the amount of $11,000 which were deferred and are being amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Code, as amended, applicable to regulated investment companies and to distribute substantially all of its in come, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   g) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $4,388, in which $27 expires in the year 2006 and $4,361 expires in 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $99.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York (Morgan), a wholly owned subsidiary of J.P. Morgan & Co. Inc. (J.P. Morgan), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $2,113.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.45% of the average daily net assets of the fund through February 28, 2001. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001, at the option of J.P. Morgan. For the six months ended April 30, 2000, J.P. Morgan has agreed to reimburse the fund $36,470 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended April 30, 2000, the fee for these services amounted to $4,289.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   d) The trust on behalf of the fund, has a Service Plan with respect to fund shares which authorizes it to compensate Service Organizations for providing account administration and other services to their customers who are beneficial owners of such shares. The fund will enter into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). The Service Agreements provide that the fund pay Service Organizations a fee which is computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the fund with respect to the shares of the fund attributable to or held in the name of the Service Organization for its customers. For the six months ended April 30, 2000, the fee for these services amounted to $21,443.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $92 for the six months ended April 30, 2000.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morg an Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

The Federal Money Market Portfolio
Semiannual Report April 30, 2000
(unaudited)
(The following pages should be read in conjunction with J.P. Morgan Institutional Service Federal Money Market Fund
Semiannual Financial Statements)

THE FEDERAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                  YIELD TO
    AMOUNT                                                                                  MATURITY/
(IN THOUSANDS)                 SECURITY DESCRIPTION                    MATURITY DATES          RATE           VALUE
--------------   -------------------------------------------------  ---------------------  ------------  ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (99.6%)
$     143,300    Federal Farm Credit Bank.........................  02/01/01-03/01/01      6.350-6.600%  $  143,256,698
      100,000    Federal Farm Credit Bank (due 05/03/00)..........           05/03/00(a)         5.953       99,999,782
      250,000    Federal Farm Credit Bank (due 07/03/00)..........           05/01/00(a)         5.972      250,000,000
       40,000    Federal Farm Credit Bank (due 12/01/00)..........           05/01/00(a)         6.075       39,990,646
       35,000    Federal Farm Credit Bank (due 02/14/01)..........           05/01/00(a)         6.000       34,992,149
       25,000    Federal Farm Credit Bank (due 04/10/01)..........           05/10/00(a)         5.960       24,997,689
      100,000    Federal Farm Credit Bank (due 04/25/01)..........           05/25/00(a)         5.970      100,000,000
       21,658    Federal Farm Credit Bank Discount Note...........           05/15/00            5.490       21,608,560
      187,370    Federal Home Loan Bank...........................  05/17/00-04/26/01      4.980-6.668      186,984,942
       90,000    Federal Home Loan Bank (due 05/11/00)............           05/01/00(a)         6.055       89,999,009
      100,000    Federal Home Loan Bank (due 09/01/00)............           05/01/00(a)         6.130       99,986,822
      150,000    Federal Home Loan Bank (due 10/04/00)............           05/04/00(a)         6.130      149,955,838
      100,000    Federal Home Loan Bank (due 10/10/00)............           05/01/00(a)         6.130       99,969,594
       94,000    Federal Home Loan Bank (due 10/25/00)............           05/25/00(a)         5.930       93,972,011
      200,000    Federal Home Loan Bank (due 02/09/01)............           05/01/00(a)         6.000      199,955,331
    1,134,809    Federal Home Loan Bank Discount Note.............  05/03/00-07/21/00      3.910-5.990    1,128,308,811
       47,398    Student Loan Marketing Association...............           02/14/01            6.550       47,385,340
       81,119    Student Loan Marketing Association Discount
                   Note...........................................  05/05/00-06/12/00      4.680-5.890       80,552,874
      140,000    Tennessee Valley Authority Discount Note.........  05/05/00-05/18/00      4.690-5.550      139,697,233
                                                                                                         --------------
                 TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE (99.6%).................................   3,031,613,329
                 OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)..........................................      13,636,863
                                                                                                         --------------
                 NET ASSETS (100.0%)...................................................................  $3,045,250,192
                                                                                                         ==============

------------------------------
(a) Date listed represents the next interest rate reset date. The actual maturity date is indicated in the security description.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $3,031,613,329
Cash                                                          558
Interest Receivable                                    14,101,664
Prepaid Trustees' Fees                                      6,538
Prepaid Expenses and Other Assets                           5,400
                                                   --------------
    Total Assets                                    3,045,727,489
                                                   --------------
LIABILITIES
Advisory Fee Payable                                      353,502
Administrative Services Fee Payable                        65,909
Fund Services Fee Payable                                   2,224
Administration Fee Payable                                  1,765
Accrued Expenses                                           53,897
                                                   --------------
    Total Liabilities                                     477,297
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $3,045,250,192
                                                   ==============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                $78,271,678
EXPENSES
Advisory Fee                                       $1,848,827
Administrative Services Fee                           331,148
Custodian Fees and Expenses                           131,202
Professional Fees and Expenses                         24,055
Fund Services Fee                                      22,030
Trustees' Fees and Expenses                            10,937
Administration Fee                                      9,363
Miscellaneous                                           6,873
                                                   ----------
    Total Expenses                                               2,384,435
                                                               -----------
NET INVESTMENT INCOME                                           75,887,243
NET REALIZED GAIN ON INVESTMENTS                                     6,699
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $75,893,942
                                                               ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   75,887,243  $    90,037,557
Net Realized Gain (Loss) on Investments                     6,699          (93,004)
                                                   --------------  ---------------
    Net Increase in Net Assets Resulting from
      Operations                                       75,893,942       89,944,553
                                                   --------------  ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                       6,061,602,203    9,653,493,366
Withdrawals                                        (5,373,069,003)  (8,926,190,523)
                                                   --------------  ---------------
    Net Increase from Investors' Transactions         688,533,200      727,302,843
                                                   --------------  ---------------
    Total Increase in Net Assets                      764,427,142      817,247,396
NET ASSETS
Beginning of Period                                 2,280,823,050    1,463,575,654
                                                   --------------  ---------------
End of Period                                      $3,045,250,192  $ 2,280,823,050
                                                   ==============  ===============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                     FOR THE SIX
                                                     MONTHS ENDED    FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2000   --------------------------------------
                                                     (UNAUDITED)      1999    1998    1997    1996    1995
                                                   ----------------  ------  ------  ------  ------  ------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                                0.18%(a)  0.20%  0.20%  0.20%   0.20%   0.20%
  Net Investment Income                                       5.60%(a)  4.85%  5.31%  5.18%   5.08%   5.55%
  Expenses without Reimbursement                              0.18%(a)  0.20%  0.25%  0.28%   0.27%   0.26%

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Federal Money Market Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on November 4, 1992. The portfolio's investment objective is to provide high current income consistent with the preservation of capital and same-day liquidity. The portfolio commenced operations on January 4, 1993. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the Agreement, the portfolio pays JPMIM at an annual rate of 0.20% of the portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. For the six months ended April 30, 2000, such fees amounted to $1,848,827.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $9,363.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $331,148.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.20% of the average daily net assets of the portfolio through February 28, 2001. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan. For the six months ended April 30, 2000 J.P. Morgan was not required to reimburse the portfolio for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $22,030 for the six months ended April 30, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $4,200.

J.P. MORGAN INSTITUTIONAL SERVICE FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.
IMSAR367

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND

SEMIANNUAL REPORT
APRIL 30, 2000